Fees Summary	Feb. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 503,391,123.57
Previously Paid Amount	0
Total Fee Amount	69,518.31
Total Offset Amount	0
Net Fee	$ 69,518.31